Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					Nov 30, 2008		Year Ended
	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	vs Nov 30, 2007		Nov 30, 2008	Nov 30, 2007	2008 vs 2007

Earnings Summary
Interest Income	$736,006	$681,692	$612,063	$662,802	$659,676	$76,330	12%	$2,692,563	$2,584,402	$108,161	4%
Interest Expense	329,672	305,643	313,248	339,441	350,917	(21,245)	(6%)	1,288,004	1,223,270	64,734	5%
Net Interest Income	406,334	376,049	298,815	323,361	308,759	97,575	32%	1,404,559	1,361,132	43,427	3%
Other Income [1]	1,568,901	875,121	844,892	975,544	952,500	616,401	65%	4,264,458	3,376,682	887,776	26%
Revenue Net of Interest Expense	1,975,235	1,251,170	1,143,707	1,298,905	1,261,259	713,976	57%	5,669,017	4,737,814	931,203	20%
Provision for Loan Losses	714,176	364,838	210,969	305,632	296,186	417,990	141%	1,595,615	733,887	861,728	117%
Employee Compensation and Benefits	187,306	222,426	218,290	217,370	208,910	(21,604)	(10%)	845,392	850,065	(4,673)	(1%)
Marketing and Business Development	119,382	137,928	132,038	141,553	155,976	(36,594)	(23%)	530,901	576,263	(45,362)	(8%)
Information Processing & Communications	81,543	76,675	79,449	78,276	85,034	(3,491)	(4%)	315,943	330,053	(14,110)	(4%)
Professional Fees	111,645	82,775	81,392	73,672	94,380	17,265	18%	349,484	361,409	(11,925)	(3%)
Premises and Equipment	20,676	20,274	19,803	19,641	19,348	1,328	7%	80,394	79,442	952	1%
Other Expense	73,530	72,469	75,853	71,831	73,083	447	1%	293,683	280,982	12,701	5%
Total Other Expense	594,082	612,547	606,825	602,343	636,731	(42,649)	(7%)	2,415,797	2,478,214	(62,417)	(3%)
Income (Loss) Before Income Taxes [1]	666,977	273,785	325,913	390,930	328,342	338,635	103%	1,657,605	1,525,713	131,892	9%
Tax Expense	223,336	94,885	124,370	152,101	118,368	104,968	89%	594,692	561,514	33,178	6%
Income From Continuing Operations [1]	443,641	178,900	201,543	238,829	209,974	233,667	111%	1,062,913	964,199	98,714	10%
Discontinued Operations, Net of Tax [2,3]	(11,306)	1,153	32,605	(157,615)	(266,458)	255,152	96%	(135,163)	(375,569)	240,406	64%
Net Income (Loss) [1,2,3]	$432,335	$180,053	$234,148	$81,214	$(56,484)	$488,819	NM	$927,750	$588,630	$339,120	58%

Effective Tax Rate From Continuing Operations	33.5%	34.7%	38.2%	38.9%	36.1%			35.9%	36.8%

Balance Sheet Statistics [4]
Total Assets	$39,892,382	$37,283,548	$34,020,245	$34,222,732	$33,449,702	$6,442,680	19%	$39,892,382	$33,449,702	$6,442,680	19%
Total Equity	$5,924,044	$6,000,393	$5,849,691	$5,654,341	$5,599,422	$324,622	6%	$5,924,044	$5,599,422	$324,622	6%
Total Tangible Equity	$5,465,304	$5,539,274	$5,538,240	$5,341,020	$5,284,232	$181,072	3%	$5,465,304	$5,284,232	$181,072	3%
Tangible Equity/Total Owned Assets	13.7%	14.9%	16.3%	15.6%	15.8%			13.7%	15.8%
ROE [1,2,3]	29%	12%	16%	6%	(4%)			16%	10%
ROE from Continuing Operations [1]	30%	12%	14%	17%	15%			18%	17%

Allowance for Loan Loss (period end)	$1,374,585	$959,769	$846,775	$860,378	$759,925	$614,660	81%	$1,374,585	$759,925	$614,660	81%
Change in Loan Loss Reserves	$414,816	$112,994	$(13,603)	$100,453	$130,467	$284,349	NM	$614,660	$56,009	$558,651	NM
Reserve Rate	5.45%	4.41%	4.28%	4.16%	3.65%	180	bps	5.45%	3.65%	180	bps
Interest-only Strip Receivable (period end)	$300,120	$408,649	$447,994	$468,059	$400,313	$(100,193)	(25%)	$300,120	$400,313	$(100,193)	(25%)
Net Revaluation of Retained Interests	$(116,335)	$(33,513)	$(44,473)	$74,997	$37,475	$(153,810)	NM	$(119,324)	$51,346	$(170,670)	NM

Per Share Statistics
Basic EPS [1,2,3]	$0.90	$0.38	$0.49	$0.17	$(0.12)	$1.02	NM	$1.94	$1.23	$0.71	58%
Basic EPS from Continuing Operations [1]	$0.92	$0.38	$0.42	$0.50	$0.44	$0.48	109%	$2.22	$2.02	$0.20	10%
Diluted EPS [1,2,3]	$0.89	$0.37	$0.48	$0.17	$(0.12)	$1.01	NM	$1.92	$1.23	$0.69	56%
Diluted EPS from Continuing Operations [1]	$0.92	$0.37	$0.42	$0.50	$0.44	$0.48	109%	$2.20	$2.01	$0.19	9%
Stock Price (period end)	$10.23	$16.45	$17.15	$15.09	$17.37	$(7.14)	(41%)	$10.23	$17.37	$(7.14)	(41%)
Book Value	$12.34	$12.51	$12.20	$11.80	$11.72	$0.62	5%	$12.34	$11.72	$0.62	5%
Ending Shares Outstanding (000's)	479,987	479,764	479,346	479,127	477,688	2,299	0%	479,987	477,688	2,299	0%
Weighted Average Shares Outstanding (000's)	479,931	479,618	479,270	478,518	477,567	2,364	0%	479,335	477,328	2,007	0%
Weighted Average Shares Outstanding (fully diluted) (000's)	484,558	484,128	483,753	481,744	477,567	6,991	1%	483,470	478,879	4,591	1%

Loan Receivables [4]
Total Loans - Owned	$25,216,611	$21,767,483	$20,502,063	$21,042,681	$20,831,117	$4,385,494	21%	$25,216,611	$20,831,117	$4,385,494	21%
Average Total Loans - Owned	$22,945,494	$21,053,804	$19,890,330	$21,523,606	$19,405,775	$3,539,719	18%	$21,348,493	$19,947,784	$1,400,709	7%

Interest Yield	11.36%	11.41%	10.40%	10.34%	10.51%	85	bps	10.89%	10.73%	16	bps
Net Principal Charge-off Rate	5.25%	4.76%	4.49%	3.83%	3.43%	182	bps	4.59%	3.40%	119	bps
Delinquency Rate (over 30 days)	4.35%	3.58%	3.54%	3.63%	3.26%	109	bps	4.35%	3.26%	109	bps
Delinquency Rate (over 90 days)	2.06%	1.73%	1.81%	1.82%	1.51%	55	bps	2.06%	1.51%	55	bps

Transactions Processed on Networks (000's)
Discover Network	377,356	388,504	370,596	378,912	378,438	(1,082)	(0%)	1,515,368	1,486,366	29,002	2%
PULSE Network	644,045	713,791	703,404	621,072	611,518	32,527	5%	2,682,312	2,285,061	397,251	17%
Total	1,021,401	1,102,295	1,074,000	999,984	989,956	31,445	3%	4,197,680	3,771,427	426,253	11%

Volume
PULSE Network	$25,033,235	$28,364,575	$27,830,403	$24,783,895	$23,035,361	$1,997,874	9%	$106,012,108	$86,236,408	$19,775,700	23%
Third-Party Issuers	1,538,013	1,711,617	1,603,006	1,545,943	1,458,959	79,054	5%	6,398,579	5,480,105	918,474	17%
Diners Club International [5]	7,467,235	5,227,795	-	-	-	7,467,235	NM	12,695,030	-	12,695,030	NM
Total Third-Party Payments	34,038,483	35,303,987	29,433,409	26,329,838	24,494,320	9,544,163	39%	125,105,717	91,716,513	33,389,204	36%
Discover Network - Proprietary [6]	22,875,272	25,117,321	23,621,519	24,074,331	23,482,095	(606,823)	(3%)	95,688,443	93,794,500	1,893,943	2%
Total	$56,913,755	$60,421,308	$53,054,928	$50,404,169	$47,976,415	$8,937,340	19%	$220,794,160	$185,511,013	$35,283,147	19%

[1] The quarter ended November 30, 2008 includes proceeds of $863 million pre-tax (estimated $535 million after-tax) related to the antitrust settlement.

[2] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[3] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[4] Based on Continuing Operations except equity and ROE. Equity is based on company's equity.

[5] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

[6] Gross proprietary sales volume on the Discover Network.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2008		Year Ended
	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	vs Nov 30, 2007		Nov 30, 2008	Nov 30, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,682,267	$1,638,250	$1,572,697	$1,652,615	$1,667,418	$14,849	1%	$6,545,829	$6,378,674	$167,155	3%
Interest Expense	602,450	534,887	550,629	668,953	750,638	(148,188)	(20%)	2,356,919	2,741,128	(384,209)	(14%)
Net Interest Income	1,079,817	1,103,363	1,022,068	983,662	916,780	163,037	18%	4,188,910	3,637,546	551,364	15%
Other Income [2]	1,287,213	536,997	492,207	636,679	633,014	654,199	103%	2,953,096	2,219,776	733,320	33%
Revenue Net of Interest Expense	2,367,030	1,640,360	1,514,275	1,620,341	1,549,794	817,236	53%	7,142,006	5,857,322	1,284,684	22%
Provision for Loan Losses	1,105,971	754,028	581,537	627,068	584,721	521,250	89%	3,068,604	1,853,395	1,215,209	66%
Employee Compensation and Benefits	187,306	222,426	218,290	217,370	208,910	(21,604)	(10%)	845,392	850,065	(4,673)	(1%)
Marketing and Business Development	119,382	137,928	132,038	141,553	155,976	(36,594)	(23%)	530,901	576,263	(45,362)	(8%)
Information Processing & Communications	81,543	76,675	79,449	78,276	85,034	(3,491)	(4%)	315,943	330,053	(14,110)	(4%)
Professional Fees	111,645	82,775	81,392	73,672	94,380	17,265	18%	349,484	361,409	(11,925)	(3%)
Premises and Equipment	20,676	20,274	19,803	19,641	19,348	1,328	7%	80,394	79,442	952	1%
Other Expense	73,530	72,469	75,853	71,831	73,083	447	1%	293,683	280,982	12,701	5%
Total Other Expense	594,082	612,547	606,825	602,343	636,731	(42,649)	(7%)	2,415,797	2,478,214	(62,417)	(3%)
Income (Loss) Before Income Taxes [2]	666,977	273,785	325,913	390,930	328,342	338,635	103%	1,657,605	1,525,713	131,892	9%
Tax Expense	223,336	94,885	124,370	152,101	118,368	104,968	89%	594,692	561,514	33,178	6%
Income From Continuing Operations [2]	443,641	178,900	201,543	238,829	209,974	233,667	111%	1,062,913	964,199	98,714	10%
Discontinued Operations, Net of Tax [2,3,4]	(11,306)	1,153	32,605	(157,615)	(266,458)	255,152	96%	(135,163)	(375,569)	240,406	64%
Net Income (Loss) [2,3,4]	$432,335	$180,053	$234,148	$81,214	$(56,484)	$488,819	NM	$927,750	$588,630	$339,120	58%

Balance Sheet Statistics [5]
Total Assets	$65,620,476	$65,632,825	$62,148,577	$61,937,501	$60,591,475	$5,029,001	8%	$65,620,476	$60,591,475	$5,029,001	8%
Total Equity [6]	$5,924,044	$6,000,393	$5,849,691	$5,654,341	$5,599,422	$324,622	6%	$5,924,044	$5,599,422	$324,622	6%
Total Tangible Equity [6]	$5,465,304	$5,539,274	$5,538,240	$5,341,020	$5,284,232	$181,072	3%	$5,465,304	$5,284,232	$181,072	3%
Tangible Equity/Net Managed Receivables	11.0%	11.2%	11.8%	11.5%	11.1%			11.0%	11.1%
Tangible Equity/Total Managed Assets	8.3%	8.4%	8.9%	8.6%	8.7%			8.3%	8.7%

Net Yield on Loan Receivables	8.56%	8.95%	8.57%	8.10%	7.76%	80	bps	8.55%	7.75%	80	bps
Return on Loan Receivables [2]	3.52%	1.45%	1.69%	1.97%	1.78%	174	bps	2.17%	2.06%	11	bps

Loan Receivables [5]
Total Loans - Managed	$51,095,278	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$2,914,842	6%	$51,095,278	$48,180,436	$2,914,842	6%
Average Total Loans - Managed	$50,707,090	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$3,325,619	7%	$49,011,148	$46,913,474	$2,097,674	4%

Managed Interest Yield	12.65%	12.67%	12.41%	12.70%	12.84%	(19)	bps	12.61%	12.65%	(4)	bps
Managed Net Principal Charge-off Rate	5.48%	5.20%	4.99%	4.33%	3.85%	163	bps	5.01%	3.83%	118	bps
Managed Delinquency Rate (over 30 days)	4.56%	3.85%	3.81%	3.90%	3.58%	98	bps	4.56%	3.58%	98	bps
Managed Delinquency Rate (over 90 days)	2.17%	1.88%	1.96%	1.96%	1.67%	50	bps	2.17%	1.67%	50	bps

Credit Card Volume	$25,318,553	$28,611,680	$25,596,794	$26,207,028	$26,159,776	$(841,223)	(3%)	$105,734,055	$106,620,818	$(886,763)	(1%)
Credit Card Sales Volume	$22,025,264	$24,601,611	$22,457,651	$23,155,253	$22,588,639	$(563,375)	(2%)	$92,239,779	$90,262,556	$1,977,223	2%

Segment - Income Before Income Taxes
U.S. Card	$646,427	$245,241	$309,123	$375,403	$320,751	$325,676	102%	$1,576,194	$1,488,753	$87,441	6%
Third-Party Payments	20,550	28,544	16,790	15,527	7,591	12,959	171%	81,411	36,960	44,451	120%
Total	$666,977	$273,785	$325,913	$390,930	$328,342	$338,635	103%	$1,657,605	$1,525,713	$131,892	9%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

[2] The quarter ended November 30, 2008 includes proceeds of $863 million pre-tax (estimated $535 million after-tax) related to the antitrust settlement.

[3] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[4] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[5] Based on Continuing Operations. Equity is based on company's equity.

[6] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2008		Year Ended
	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	vs Nov 30, 2007		Nov 30, 2008	Nov 30, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,680,925	$1,637,588	$1,572,164	$1,651,987	$1,666,768	$14,157	1%	$6,542,664	$6,376,298	$166,366	3%
Interest Expense	602,386	534,870	550,629	668,951	750,638	(148,252)	(20%)	2,356,836	2,741,109	(384,273)	(14%)
Net Interest Income	1,078,539	1,102,718	1,021,535	983,036	916,130	162,409	18%	4,185,828	3,635,189	550,639	15%
Other Income [2]	1,234,100	482,311	455,074	602,411	603,709	630,391	104%	2,773,896	2,101,076	672,820	32%
Revenue Net of Interest Expense	2,312,639	1,585,029	1,476,609	1,585,447	1,519,839	792,800	52%	6,959,724	5,736,265	1,223,459	21%
Provision for Loan Losses	1,105,971	754,028	581,537	627,068	584,721	521,250	89%	3,068,604	1,853,395	1,215,209	66%
Total Other Expense	560,241	585,760	585,949	582,976	614,367	(54,126)	(9%)	2,314,926	2,394,117	(79,191)	(3%)
Income (Loss) Before Income Taxes [2]	$646,427	$245,241	$309,123	$375,403	$320,751	$325,676	102%	$1,576,194	$1,488,753	$87,441	6%

Net Yield on Loan Receivables	8.55%	8.95%	8.56%	8.09%	7.76%	79	bps	8.54%	7.75%	79	bps
Pretax Return on Loan Receivables [2]	5.13%	1.99%	2.59%	3.09%	2.72%	241	bps	3.22%	3.17%	5	bps

Loan Receivables
Total Loans	$51,095,278	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$2,914,842	6%	$51,095,278	$48,180,436	$2,914,842	6%
Average Total Loans	$50,707,090	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$3,325,619	7%	$49,011,148	$46,913,474	$2,097,674	4%

Managed Interest Yield	12.65%	12.67%	12.41%	12.70%	12.84%	(19)	bps	12.61%	12.65%	(4)	bps
Managed Net Principal Charge-off Rate	5.48%	5.20%	4.99%	4.33%	3.85%	163	bps	5.01%	3.83%	118	bps
Managed Delinquency Rate (over 30 days)	4.56%	3.85%	3.81%	3.90%	3.58%	98	bps	4.56%	3.58%	98	bps
Managed Delinquency Rate (over 90 days)	2.17%	1.88%	1.96%	1.96%	1.67%	50	bps	2.17%	1.67%	50	bps

Credit Card Loans
Credit Card Loans - Managed	$49,692,974	$49,348,507	$47,124,842	$47,014,539	$47,929,242	$1,763,732	4%	$49,692,974	$47,929,242	$1,763,732	4%
Average Credit Card Loans - Managed	$49,420,412	$48,168,124	$46,857,480	$48,487,812	$47,251,899	$2,168,513	5%	$48,229,519	$46,811,570	$1,417,949	3%

Managed Interest Yield	12.72%	12.70%	12.43%	12.72%	12.85%	(13)	bps	12.65%	12.66%	(1)	bps
Managed Net Principal Charge-off Rate	5.59%	5.28%	5.05%	4.37%	3.85%	174	bps	5.07%	3.84%	123	bps
Managed Delinquency Rate (over 30 days)	4.66%	3.92%	3.85%	3.93%	3.59%	107	bps	4.66%	3.59%	107	bps
Managed Delinquency Rate (over 90 days)	2.22%	1.92%	1.99%	1.98%	1.68%	54	bps	2.22%	1.68%	54	bps

Total Credit Card Volume	$25,318,553	$28,611,680	$25,596,794	$26,207,028	$26,159,776	$(841,223)	(3%)	$105,734,055	$106,620,818	$(886,763)	(1%)
Sales Volume	$22,025,264	$24,601,611	$22,457,651	$23,155,253	$22,588,639	$(563,375)	(2%)	$92,239,779	$90,262,556	$1,977,223	2%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

[2] The quarter ended November 30, 2008 includes proceeds of $863 million pre-tax related to the antitrust settlement.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2008		Year Ended
	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	vs Nov 30, 2007		Nov 30, 2008	Nov 30, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,342	$662	$533	$628	$650	$692	106%	$3,165	$2,376	$789	33%
Interest Expense	64	17	-	2	-	64	100%	83	19	64	NM
Net Interest Income	1,278	645	533	626	650	628	97%	3,082	2,357	725	31%
Other Income	53,113	54,686	37,133	34,268	29,305	23,808	81%	179,200	118,700	60,500	51%
Revenue Net of Interest Expense	54,391	55,331	37,666	34,894	29,955	24,436	82%	182,282	121,057	61,225	51%
Provision for Loan Losses	-	-	-	-	-	-	0%	-	-	-	0%
Total Other Expense	33,841	26,787	20,876	19,367	22,364	11,477	51%	100,871	84,097	16,774	20%
Income (Loss) Before Income Taxes	$20,550	$28,544	$16,790	$15,527	$7,591	$12,959	171%	$81,411	$36,960	$44,451	120%

Volume
PULSE Network	$25,033,235	$28,364,575	$27,830,403	$24,783,895	$23,035,361	$1,997,874	9%	$106,012,108	$86,236,408	$19,775,700	23%
Third-Party Issuers	1,538,013	1,711,617	1,603,006	1,545,943	1,458,959	79,054	5%	6,398,579	5,480,105	918,474	17%
Diners Club International [1]	7,467,235	5,227,795	-	-	-	7,467,235	NM	12,695,030	-	12,695,030	NM
Total Third-Party Payments	$34,038,483	$35,303,987	$29,433,409	$26,329,838	$24,494,320	$9,544,163	39%	$125,105,717	$91,716,513	$33,389,204	36%

Transactions Processed on PULSE Network (000's)	644,045	713,791	703,404	621,072	611,518	32,527	5%	2,682,312	2,285,061	397,251	17%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended					Year Ended
	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Nov 30, 2008	Nov 30, 2007

Interest Income
GAAP Basis	$736,006	$681,692	$612,063	$662,802	$659,676	$2,692,563	$2,584,402
Securitization Adjustments [1]	946,261	956,558	960,634	989,813	1,007,742	3,853,266	3,794,272
Managed Basis	$1,682,267	$1,638,250	$1,572,697	$1,652,615	$1,667,418	$6,545,829	$6,378,674

Interest Expense
GAAP Basis	$329,672	$305,643	$313,248	$339,441	$350,917	$1,288,004	$1,223,270
Securitization Adjustments	272,778	229,244	237,381	329,512	399,721	1,068,915	1,517,858
Managed Basis	$602,450	$534,887	$550,629	$668,953	$750,638	$2,356,919	$2,741,128

Net Interest Income
GAAP Basis	$406,334	$376,049	$298,815	$323,361	$308,759	$1,404,559	$1,361,132
Securitization Adjustments	673,483	727,314	723,253	660,301	608,021	2,784,351	2,276,414
Managed Basis	$1,079,817	$1,103,363	$1,022,068	$983,662	$916,780	$4,188,910	$3,637,546

Other Income
GAAP Basis	$1,568,901	$875,121	$844,892	$975,544	$952,500	$4,264,458	$3,376,682
Securitization Adjustments	(281,688)	(338,124)	(352,685)	(338,865)	(319,486)	(1,311,362)	(1,156,906)
Managed Basis	$1,287,213	$536,997	$492,207	$636,679	$633,014	$2,953,096	$2,219,776

Revenue Net of Interest Expense
GAAP Basis	$1,975,235	$1,251,170	$1,143,707	$1,298,905	$1,261,259	$5,669,017	$4,737,814
Securitization Adjustments	391,795	389,190	370,568	321,436	288,535	1,472,989	1,119,508
Managed Basis	$2,367,030	$1,640,360	$1,514,275	$1,620,341	$1,549,794	$7,142,006	$5,857,322

Provision for Loan Losses
GAAP Basis	$714,176	$364,838	$210,969	$305,632	$296,186	$1,595,615	$733,887
Securitization Adjustments	391,795	389,190	370,568	321,436	288,535	1,472,989	1,119,508
Managed Basis	$1,105,971	$754,028	$581,537	$627,068	$584,721	$3,068,604	$1,853,395

Total Assets
GAAP Basis	$39,892,382	$37,283,548	$34,020,245	$34,222,732	$33,449,702	$39,892,382	$33,449,702
Securitization Adjustments	25,728,094	28,349,277	28,128,332	27,714,769	27,141,773	25,728,094	27,141,773
Managed Basis	$65,620,476	$65,632,825	$62,148,577	$61,937,501	$60,591,475	$65,620,476	$60,591,475

Tangible Equity/Total Assets
GAAP Basis	13.7%	14.9%	16.3%	15.6%	15.8%	13.7%	15.8%
Securitization Adjustments	21.2%	19.5%	19.7%	19.3%	19.5%	21.2%	19.5%
Managed Basis	8.3%	8.4%	8.9%	8.6%	8.7%	8.3%	8.7%

Loan Receivables
Total Loans
GAAP Basis	$25,216,611	$21,767,483	$20,502,063	$21,042,681	$20,831,117	$25,216,611	$20,831,117
Securitization Adjustments	25,878,667	28,659,822	27,339,428	26,457,729	27,349,319	25,878,667	27,349,319
Managed Basis	$51,095,278	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$51,095,278	$48,180,436

Average Total Loans
GAAP Basis	$22,945,494	$21,053,804	$19,890,330	$21,523,606	$19,405,775	$21,348,493	$19,947,784
Securitization Adjustments	27,761,596	27,965,279	27,581,747	27,339,560	27,975,696	27,662,655	26,965,690
Managed Basis	$50,707,090	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$49,011,148	$46,913,474

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

Quarter Ended					Year Ended
Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Nov 30, 2008	Nov 30, 2007

Interest Yield
GAAP Basis	11.36%	11.41%	10.40%	10.34%	10.51%	10.89%	10.73%
Securitization Adjustments	13.71%	13.61%	13.86%	14.56%	14.45%	13.93%	14.07%
Managed Basis	12.65%	12.67%	12.41%	12.70%	12.84%	12.61%	12.65%

Net Principal Charge-off Rate
GAAP Basis	5.25%	4.76%	4.49%	3.83%	3.43%	4.59%	3.40%
Securitization Adjustments	5.68%	5.54%	5.34%	4.73%	4.14%	5.32%	4.15%
Managed Basis	5.48%	5.20%	4.99%	4.33%	3.85%	5.01%	3.83%

Delinquency Rate (over 30 days)
GAAP Basis	4.35%	3.58%	3.54%	3.63%	3.26%	4.35%	3.26%
Securitization Adjustments	4.77%	4.06%	4.01%	4.11%	3.82%	4.77%	3.82%
Managed Basis	4.56%	3.85%	3.81%	3.90%	3.58%	4.56%	3.58%

Delinquency Rate (over 90 days)
GAAP Basis	2.06%	1.73%	1.81%	1.82%	1.51%	2.06%	1.51%
Securitization Adjustments	2.27%	2.00%	2.07%	2.08%	1.79%	2.27%	1.79%
Managed Basis	2.17%	1.88%	1.96%	1.96%	1.67%	2.17%	1.67%

Credit Card Loans
Credit Card Loans
GAAP Basis	$23,814,307	$20,688,685	$19,785,414	$20,556,810	$20,579,923	$23,814,307	$20,579,923
Securitization Adjustments	25,878,667	28,659,822	27,339,428	26,457,729	27,349,319	25,878,667	27,349,319
Managed Basis	$49,692,974	$49,348,507	$47,124,842	$47,014,539	$47,929,242	$49,692,974	$47,929,242

Average Credit Card Loans
GAAP Basis	$21,658,816	$20,202,845	$19,275,733	$21,148,252	$19,276,203	$20,566,864	$19,845,880
Securitization Adjustments	27,761,596	27,965,279	27,581,747	27,339,560	27,975,696	27,662,655	26,965,690
Managed Basis	$49,420,412	$48,168,124	$46,857,480	$48,487,812	$47,251,899	$48,229,519	$46,811,570

Interest Yield
GAAP Basis	11.45%	11.45%	10.40%	10.35%	10.53%	10.92%	10.75%
Securitization Adjustments	13.71%	13.61%	13.86%	14.56%	14.45%	13.93%	14.07%
Managed Basis	12.72%	12.70%	12.43%	12.72%	12.85%	12.65%	12.66%

Net Principal Charge-off Rate
GAAP Basis	5.47%	4.92%	4.63%	3.90%	3.44%	4.73%	3.41%
Securitization Adjustments	5.68%	5.54%	5.34%	4.73%	4.14%	5.32%	4.15%
Managed Basis	5.59%	5.28%	5.05%	4.37%	3.85%	5.07%	3.84%

Delinquency Rate (over 30 days)
GAAP Basis	4.55%	3.72%	3.63%	3.69%	3.28%	4.55%	3.28%
Securitization Adjustments	4.77%	4.06%	4.01%	4.11%	3.82%	4.77%	3.82%
Managed Basis	4.66%	3.92%	3.85%	3.93%	3.59%	4.66%	3.59%

Delinquency Rate (over 90 days)
GAAP Basis	2.16%	1.81%	1.87%	1.86%	1.53%	2.16%	1.53%
Securitization Adjustments	2.27%	2.00%	2.07%	2.08%	1.79%	2.27%	1.79%
Managed Basis	2.22%	1.92%	1.99%	1.98%	1.68%	2.22%	1.68%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues.

Securitization income is reported in other income.